Exhibit 10.8

ADMA Biologics, Inc.
Confidential Materials Omitted and Filed Separately with the
Securities and Exchange Commission
Confidential Portions denoted by [***]

Amendment #2 to the Manufacturing Agreement

This Amendment #2 to the Manufacturing Agreement and Letter Agreement (this “Amendment #2”) by and between Biotest Pharmaceuticals Corporation, a Delaware corporation, having a place of business at 5800 Park of Commerce Boulevard NW, Boca Raton, Florida 33487 (“BPC”) and ADMA Biologics, Inc., a New Jersey corporation, having its principal place of business at 65 Commerce Way, Hackensack, New Jersey 07061 (“ADMA”) is effective as of December 2, 2011 (“Effective Date”).

WHEREAS, BPC (by virtue of assignment from [***], and ADMA are Parties to that certain Manufacturing Agreement, effective October 23, 2006 and Letter Agreement, dated January 26, 2007, which was subsequently amended on October 23, 2011 (collectively, the “Agreement”); and

WHEREAS, BPC and ADMA desire to amend the Agreement in order to memorialize the amendment of certain provisions in the Agreement;

NOW, THEREFORE, in consideration of the respective promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

Amendment:

1.           Article 8 of the Agreement, entitled, “General Provisions” is hereby amended by adding a new section 8.16 as follows:

“8.16.  DISCLOSURES AND PUBLICITY.  Neither ADMA, on the one hand, nor BPC, on the other hand, shall, without the approval of the other, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that any such Party shall be so obligated by law, in which case the other Party shall be advised and the Parties shall use their commercially reasonable efforts to cause a mutually agreeable release or announcement to be issued; provided, however, that the foregoing shall not preclude communications or disclosures necessary to implement the provisions of this Agreement or to comply with the accounting and disclosure obligations of the Securities and Exchange Commission (“SEC”) or the rules of any stock exchange or NASDAQ.  Notwithstanding any contrary term contained in the confidentiality provisions of this Agreement, to the extent that either Party determines that it or the other Party is required to file or register this Agreement, a summary thereof, or a notification thereof, and/or descriptions related thereto, to comply with the requirements of an applicable stock exchange, SEC regulation, or any Governmental Authority, including the SEC, or to enable either Party to obtain debt or equity financing, such Party shall use its best efforts to provide the maximum amount of advance written notice of any such required disclosure to the other Party, to the extent practicable, with a minimum advance notice period of three (3) business days Prior to making any such filing, registration or notification, the Parties shall consult with respect thereto regarding confidentiality.  The Parties shall cooperate, each at its own expense, in such filing, registration or notification, including such confidential treatment request, and shall execute all documents reasonably required in connection therewith.”

Miscellaneous:

Each party certifies that each of its representations and warranties set forth in this Amendment #2 is true and correct as of the date hereof as though made on the date hereof.

Except as expressly provided herein, all terms and conditions set forth in the Agreement remain unchanged and continue in full force and effect.  This Amendment #2 shall govern in the event of any conflict between this Amendment #2 and the Agreement.  It is agreed by the parties that all references to the Agreement hereafter made by them in any document or instrument delivered pursuant to or in connection with the Agreement shall be deemed to refer to the Agreement as amended hereby.

This Amendment #2 and the Agreement embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter.

This Amendment #2 may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same single document, and any such counterpart containing an electronically scanned or facsimile signature will have the same effect as original manual signatures.

The parties agree that they and their employees shall execute all documents and do all other things necessary to carry out the intent to implement the provisions of this Amendment #2.

IN WITNESS WHEREOF; the parties hereby have caused this Amendment #2 to the Agreement to be executed and the persons signing below warrant that they are duly authorized to sign for and on behalf of their respective parties.

ADMA Biologics, Inc.		Biotest Pharmaceuticals Corporation

By:	/s/ Adam Grossman	By:	[***]

Name:	Adam Grossman	Name:	[***]

Title:	Pres & CEO	Title:	[***]

Date:	December 5, 2011	Date:	[***]

ADMA Biologics, Inc.
Confidential Materials Omitted and Filed Separately with the
Securities and Exchange Commission
Confidential Portions denoted by [***]

Amendment #1 to the Manufacturing and Letter Agreement

This Amendment #1 to the Manufacturing and Letter Agreement (this “Amendment #1”) is made effective as of October 23, 2011 (“Effective Date”), by and between Biotest Pharmaceuticals Corporation, a Delaware corporation, having a place of business at 5800 Park of Commerce Boulevard NW, Boca Raton, Florida 33487 (“BPC”) and ADMA Biologics, Inc., a New Jersey corporation, having its principal place of business at 65 Commerce Way, Hackensack, New Jersey 07061 (“ADMA”).

WHEREAS, [***] and ADMA were Parties to that certain Manufacturing Agreement, effective October 23, 2006 and Letter Agreement dated January 26, 2007 (collectively, the “Agreement”);

WHEREAS, the Agreement was assigned to BPC on December 4, 2007; and

WHEREAS, BPC and ADMA desire to amend the Agreement in order to memorialize the amendment of certain provisions in the Agreement;

NOW, THEREFORE, in consideration of the respective promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

Amendment:

1.           Article 2, Section 2.1 of the Agreement, entitled “Supply of Product”, is hereby amended by adding the following sentence:

“ADMA hereby agrees to purchase from BPC and BPC agrees to manufacture [***].  [***] process”, unless otherwise mutually agreed to, in writing, by the parties.  In the event that ADMA fails to order a Lot prior to [***], for delivery to ADMA prior to [***], ADMA agrees to pay BPC as and for liquidated damages the amount, of [***] as a result of the breach.”

2.           Article 7, Section 7.1 of the Agreement, entitled “Term,” is hereby amended by deleting the paragraph in its entirety and replacing it with the following:

“Subject to Section 7.2, the term of this Agreement shall expire on December 31, 2012.  Each party agrees that it will endeavor, in good faith, to conclude any negotiations relating to a further renewal of the existing Agreement or the execution of a new Manufacturing Agreement, no less than six (6) months before the expiration of this Agreement.”

Miscellaneous:

Each party certifies that each of its representations and warranties set forth in this Amendment #1 is true and correct as of the date hereof as though made on the date hereof.

Except as expressly provided herein, all terms and conditions set forth in the Agreement remain unchanged and continue in full force and effect.  This Amendment #1 shall govern in the event of any conflict between this Amendment #1 and the Agreement.  It is agreed by the parties that all references to the Agreement hereafter made by them in any document or instrument delivered pursuant to or in connection with the Agreement shall be deemed to refer to the Agreement as amended hereby.

This Amendment #1 and the Agreement embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter.

This Amendment #1 may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same single document, and any such counterpart containing an electronically scanned or facsimile signature will have the same effect as original manual signatures.

The parties agree that they and their employees shall execute all documents and- do all other things necessary to carry out the intent to implement the provisions of this Amendment #1.

IN WITNESS WHEREOF, the parties hereby have caused this Amendment #1 to the Agreement to be executed and the persons signing below warrant that they are duly authorized to sign for and on behalf of their respective parties.

ADMA Biologics, Inc.		Biotest Pharmaceuticals Corporation

By:	/s/ Adam Grossman	By:	[***]

Name:	Adam Grossman	Name:	[***]

Title:	CEO	Title:	[***]

Date:	10/23/11	Date:	[***]

ADMA Biologics, Inc.
Confidential Materials Omitted and Filed Separately with the
Securities and Exchange Commission
Confidential Portions denoted by [***]

January 26, 2007

PRIVILEGED AND CONFIDENTIAL

Mr. Adam Grossman
ADMA Biologics, Inc.
65 Commerce Way
Hackensack, NJ 07061

Re:  Manufacturing Agreement

Dear Mr. Grossman:

At the request of ADMA Biologics, Inc. (“ADMA”), and pursuant to the Manufacturing Agreement between [***] and ADMA dated October 23, 2006 (the “Agreement”), [***] agrees to provide certain samples as determined by [***] from its plasma pools and intermediate product used in the manufacture of immune globulin products prepared for research use collected from [***]’s manufacturing facility in [***] (“Test Samples”).  [***] will send a total of [***] Test Samples [***].  It is [***]’s understanding that such Test Samples are to be use only for the purpose of conducting studies to quantify the recovery of anti-RSV antibodies (the “Purpose”), and that all such tests will be performed either in ADMA’s labs or in outside laboratories with which ADMA has entered into collaboration agreements having confidentiality provisions incorporated therein essentially identical to those set forth in the Agreement.

[***] hereby agrees to permit ADMA to perform the studies at ADMA’s sole expense, provided ADMA shares all test results with [***] and agrees to treat all Test Samples and all test results arising from the agreed upon testing as [***]’s confidential information covered under Section 5.1 of the Agreement.  ADMA agrees to use such Test Samples solely in connection with the Purpose for investigational use only.  ADMA agrees not to analyze any such Test Samples provided by [***] other than as permitted above without the specific prior written consent of [***].  ADMA may not use the Test Samples in humans and agrees to comply with all federal laws, rules, order and regulation applicable to the handling of such Test Samples.

Your signature below indicates your agreement to perform the above-identified testing pursuant to the terms stated above.

Regards,
[***]
[***]
[***]
[***]

[***]
Agreed and acknowledged
as of the 13 day of
February, 2007

ADMA Biologics, Inc.

By:	/s/ Adam Grossman
Name:	Adam Grossman
Title:	Vice President

ADMA Biologics, Inc.
Confidential Materials Omitted and Filed Separately with the
Securities and Exchange Commission
Confidential Portions denoted by [***]

MANUFACTURING AGREEMENT

THIS MANUFACTURING AGREEMENT (the “Agreement”) is made and entered into as of October 23, 2006 (the “Effective Date”) by and between [***], a Delaware corporation (“[***]”), and ADMA Biologics Inc. a New Jersey corporation (“ADMA”).

In consideration of the mutual covenants, agreements, representations, and warranties contained herein, the parties hereto agree as follows:

ARTICLE 1.                                DEFINITIONS

1.1.           “Act” means the Federal Food, Drug, and Cosmetic Act, as amended (21 U.S.C. § 321 et seq.), and the regulations promulgated thereunder.

1.2.           “Additional Quantities” shall have the meaning set forth in Section 2.2.

1.3.           “Affiliate” means any Person that controls, is controlled by, or is under common control with another Person.

1.4.           “Agreement” shall have the meaning set forth in the preamble.

1.5.           “Business Day” means any day other than (a) a Saturday or Sunday or (b) a day on - which banking institutions located in New York, New York are permitted or required by law, executive order, or governmental decree to remain closed.

1.6.           “By-Products” means plasma fractions, such as, but not limited to, Cryoprecipitate or Fraction V, produced as part of the manufacturing process for the Product.

1.7.           “cGMP” means current Good Manufacturing Practice regulations promulgated by the FDA, as amended (21 C.F.R. Parts 210-211).

1.8.           “Confidential Information” shall have the meaning set forth in Section 5.1.

1.9.           “Effective Date” shall have the meaning set forth in the preamble.

1.10.           “Executed Batch Record” means an executed batch record for a batch of Product, including a certificate of analysis and any associated deviations or investigation reports.

1.11.           “Facility” means [***] facility.

1.12.           “FDA” means the United States Food and Drug Administration or any successor entity thereto.

1.13.           “Firm Purchase Commitment” shall have the meaning set forth in Section 2.3.

1.14.           “Indemnitee” shall have the meaning set forth in Section 6.3.

1.15.           “Indemnitor” shall have the meaning set forth in Section 6.3.

1.16.           “Long Term Forecast” shall have the meaning set forth in Section 2.2.

1.17.           “Lot” shall mean Product resulting from processing an approximately [***] liter batch of plasma.

1.18.           “Person” means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

1.19.           “Product Price” shall have the meaning set forth in Section 3.1.

1.20.           “Product” means — RSV (Respiratory syncytial virus) Immune Globulin manufactured from human plasma containing RSV antibodies, including any conformance Lot.

1.21.           “Quality Agreement” means that certain Quality Agreement dated the date hereof between [***] and ADMA and attached hereto.

1.22.           “Specifications” means the specifications for the Product set forth in Exhibit A attached hereto.  Exhibit A may be amended from time to time upon the written agreement of [***] and ADMA.

ARTICLE 2.                                SUPPLY OF PRODUCT

2.1.           Supply of Product.  Subject to the provisions of this Agreement, ADMA shall purchase exclusively from [***], ADMA’s worldwide requirements of the Product, subject to [***]’s capacity to reasonably accommodate.  All Product supplied to ADMA shall be in finished form as set forth in Specifications in Exhibit A and any additional specifications that may be mutually agreed upon in writing by the parties.  Except to the extent the parties may otherwise agree with respect to a particular shipment, the Product shall be ordered by ADMA pursuant to written ADMA purchase orders, which shall be sent to [***] with not less than one hundred days (100) “lead time” prior to the delivery dates specified in such purchase orders.  Upon receipt of each purchase order by [***] hereunder, [***] shall accept or reject such order.  [***] shall supply the Product resulting from processing of [***] liters, as specified in the purchase order, of Source Plasma supplied by ADMA and shall deliver such Product to ADMA within two (2) weeks of the delivery dates specified in such purchase order.  There shall be a purchase order for each Lot.  All Product shall be shipped to the address specified in ADMA’s purchase orders therefor.  In the event said purchase orders conflict with or add to the Specifications in Exhibit A, the Specifications shall prevail.  In the event that any terms of a purchase order conflict with or add to the Agreement, the Agreement shall prevail.  ADMA shall purchase and [***] shall supply a minimum of 1 Lot during each calendar year after the Product is approved by the FDA.  As part of the FDA approval process, [***] will manufacture three conformance Lots as ordered by ADMA under the terms and conditions of this Agreement.  Said conformance Lots shall be outside of the Long Term Forecast and Firm Purchase Commitment and shall be subject to the pricing terms in Article 3 of this Agreement.

2.2.           Long-Term Forecast.  Within thirty (30) days after the Effective Date, ADMA shall deliver to [***] “rolling” non-binding estimate of its next twelve (12) months’ requirements for Product (the “Long Term Forecast”), however, the forecast for the initial six (6) months’ requirement shall be binding.  The Long Term Forecast shall thereafter be updated every six (6) months during the term of this Agreement.  If ADMA’s forecasted requirements of Product exceed [***] Lots in each calendar year, and if [***] is unable to accommodate such excess, then [***] shall notify ADMA; and the parties shall agree on any revisions to the Long Term Forecast.

2.3.           Firm Purchase Commitment.  The forecast for the initial six (6) month period of the Long Term Forecast shall constitute a firm purchase commitment (the “Firm Purchase Commitment”), which shall be binding on the parties regarding the quantities of Product to be purchased by ADMA and supplied by [***] during such period.  The forecast for the remaining periods of the Long Term Forecast shall be for planning purposes only and shall not constitute a commitment to purchase or supply Product; provided, however, ADMA makes a Firm Purchase Commitment to purchase a minimum number of 1 Lot of Product for each calendar year covered by this Agreement.  In the event that ADMA does not order the quantities stated in the Firm Purchase Commitment for delivery during the initial six (6) month period, then, at the end of such six (6) month period, [***] shall invoice ADMA and ADMA shall be obligated to pay [***] the difference between ordered Product and Product committed to via the Firm Purchase Commitment.

2.4.           Materials/Lead Times.  With the exception of Source Plasma, under this Agreement [***] shall supply all raw materials for the manufacture of the Product in compliance with legal and regulatory requirements applicable to the manufacture of the Product.

2.5.           Acceptance; Right to Reject.  Before shipment of any Product, [***] shall deliver to ADMA the Executed Batch Record for such Product.  Within ten (10) Business Days after receipt of such Executed Batch Record, ADMA shall have the right to reject the delivery of any Product if the Executed Batch Record shows any material deviation from the Specifications.  Otherwise, ADMA shall approve the Executed Batch Record and authorize shipment of such Product.  Within ten (10) Business Days after receipt of Product, ADMA shall have the right to inspect each Lot of Product delivered, and ADMA shall have the right to reject the delivery of any Product in whole or in part which is:  (a) not in compliance with all manufacturing procedures, in-process controls, testing, specifications, packaging, and labeling, (b) not manufactured in accordance with cGMP, applicable FDA regulations, and any other applicable laws or regulations; (c) adulterated or misbranded within the meaning of the Act; or (d) not conforming to the Specifications.  Any Product not so rejected within said ten (10) Business Days period shall be deemed accepted.  In the event [***] has a reasonable basis to dispute any Product rejection by ADMA, [***] shall give ADMA prompt written notice of such dispute; and if it relates to non-compliance with the Specifications, samples of the Product in question shall be submitted promptly to an independent testing laboratory, mutually agreed to by both parties or selected by an independent third party agreed to by both parties, for a retest of the results.  Such retest shall be binding on the parties and the party found to be in error shall pay all retesting costs.

2.6.           Modifications; Improvements; Intellectual Property.

(a)           Neither party shall modify, repackage, reformulate or alter the Product, including its label, without notification to and the consent of the other party and the other party’s approval not to be unreasonably withheld or delayed.

(b)           Any improvement or modification to the manufacturing process for the Product developed or implemented by [***] during the term of this Agreement shall be the sole property of [***].

(c)           Improvements and modifications described in Section 2.6(b) shall constitute Confidential Information of [***].

(d)           [***] agrees that it will exclusively manufacture Product for ADMA during the term and renewals of this Agreement and [***] agrees that it will not manufacture Product for any other entity during the term and renewals of the Agreement and for five (5) years after the termination of this Agreement.  [***] states that it does not currently manufacture Product for any other entity nor for its own use.

2.7.           Regulatory Compliance.  ADMA shall be responsible for compliance with legal and regulatory requirements applicable to the manufacture, packaging, marketing, sale, and distribution of the Product under its control.  [***] shall be responsible for compliance with legal and regulatory requirements applicable to the Facility and for manufacture of the Product.  Each party shall notify the other within a reasonable amount of time (such time not to exceed forty-eight (48) hours) after any regulatory contact or correspondence with respect to the Product and shall cooperate fully with one another in the handling of such matter.  Each party shall keep the other regularly informed as to regulatory developments relating to this Agreement or to the Product of which it becomes aware.

2.8.           Product Complaints.  ADMA and [***] shall cooperate with each other in responding to all Product complaints, medical complaints, and adverse drug experience reports.

2.9.           Product Recalls.  ADMA and [***] shall cooperate with each other in the event of any Product recall.  In addition, each party shall maintain appropriate records to administer a Product recall and shall provide any information which the other party shall reasonably request in order to administer a recall.  The shipping, handling and other direct costs associated with any such Product recall shall be apportioned between the parties as follows:

(a)           In the event that any recall is caused by a breach by [***] of any warranty set forth in Section 4.2, then, (i) [***] shall bear the shipping, handling and other direct costs incurred in connection with such recall and shall reimburse ADMA for any of such costs incurred by ADMA as a result of ADMA’s assisting [***] in connection with such recall and (ii) [***] shall supply to ADMA free of charge a quantity of Product equal to the quantity of Product subject to such recall;

(b)           In the event that any recall is directly caused by misbranding, mishandling or adulteration of the Product by ADMA , then ADMA shall bear the shipping, handling and other direct costs associated with any such Product recall incurred in connection with such recall and shall reimburse [***] for any of such costs incurred by [***] as a result of [***]’s assisting ADMA in connection with such recall;

(c)           To the extent that any recall is caused by either party other than as described in Section 2.9(a) or (b), then, in addition to the parties’ other rights and remedies, each party shall bear the shipping, handling and other direct costs incurred in connection with such recall and shall reimburse the other party for any of such costs incurred by the other party as a result of the other party’s assistance in connection with such recall.

2.10.           Title and Risk of Loss.  Title to and risk of loss for each shipment of Product shall pass to ADMA upon delivery to ADMA’s designated carrier.

2.11.           Right to Audit.  ADMA shall have access to [***]’s facilities upon prior reasonable notice and at mutually agreeable times for the sole purpose of auditing [***]’s compliance with cGMP and the Act.  Such access shall in no way give ADMA the right to any of [***]’s confidential or proprietary information.  Further, absent unusual circumstances, such audits shall be limited to two (2) times during the first twelve (12) months of this Agreement and one (1) time each twelve (12) month period thereafter.  [***] shall make available to ADMA for inspection all reports resulting from regulatory agency inspections.  Such reports may be redacted to protect confidential or proprietary information regarding [***]’s products or the products of [***]’s clients.

2.12.           Quality Agreement.  Within one hundred and twenty (120) days of execution of this Agreement, or any other time limit agreed to by the parties, the respective quality representatives of the parties shall meet and negotiate in good faith a quality agreement, to be signed by authorized representatives of each party.  Such quality agreement shall be incorporated within and constitute a part of this Agreement.

ARTICLE 3.                                PAYMENTS

3.1.           Product Price.  The price at which [***] shall sell the Product to ADMA and at which ADMA shall purchase the Product from [***] (the “Product Price”) shall be calculated as follows:  [***] per Lot (includes all in-process and release testing [with the exception of potency] filling, labeling and packaging) per [***] liter Lot (the “Price Per Selling Unit”).  Except as pursuant to Section 3.2, the Product Price shall not be increased during the term of this Agreement.  All delivery terms shall be F.O.B. the Facility.

3.2.           Annual Increase.  After the initial calendar year, the Price Per Selling Unit shall be increased as of January 1 of each calendar year hereunder (the “New Price Year”) by a percentage amount equal to the percentage change in the [***] for [***], as published by the U.S. Department of Labor, Bureau of Labor Statistics, or a comparable successor index, during the twelve (12) month period ending with the most recent month for which finalized published monthly statistics are available as of January 1 of the New Price Year.  Changes in the Product Price pursuant to this Section 3.2 shall apply to all shipments during the New Price Year.  Notwithstanding the foregoing, in the event that at any time under the Agreement, [***] can demonstrate that during any calendar year it has sustained significant increases in its raw material costs, pricing for the Product may be adjusted by [***] accordingly.

3.3.           Taxes.  The Product Price does not include sales, use, consumption, or excise taxes of any taxing authority.  The amount of such taxes, if any, shall be added to the Product Price in effect at the time of shipment and shall be separately itemized in the invoices submitted to ADMA by [***] pursuant to this Agreement.

3.4.           Invoicing.  At the time of each shipment of Product hereunder, [***] shall invoice ADMA, and ADMA shall pay such invoice within [***] days after receipt of such invoice.  All undisputed amounts not paid when due shall be subject to interest at the rate of one percent (1%) per month (or such other amount, as shall not exceed the maximum rate permitted by law).  All payments due hereunder to [***] shall be sent to [***] at the times set forth herein by wire transfer to such accounts as [***] may designate to ADMA.

Invoices to ADMA, shall be directed to:

Attn:  Accounts Payable
ADMA Biologics, Inc.
65 Commerce Way
Hackensack, NJ 07601

Inquiries and correspondence regarding payment should be directed to:

Adam Grossman
ADMA Biologics
V.P. Marketing and Business Development
65 Commerce Way
Hackensack, NJ 07601
fax:  201-488-3968

Wire transfer instructions for payments to [***]:
Account Name: Bank Name: Bank Address: Account No.: ABA #: Swift Code:	[***] [***] [***] [***] [***] [***]

3.5.           Additional Services.  At ADMA’s written request, [***] may provide preparation of batch records and specifications, validation work, and regulatory support at the rate of [***] per hour, plus any necessary travel and out of pocket expenses.  The batch records and specifications for the first production lot will be prepared at no cost to ADMA.

3.6.           Stability Studies.  [***].  Such stability studies shall be performed according to International Council on Harmonization (ICH) guidelines.  Additional stability studies shall be available to ADMA at [***]’s standard rates.

ARTICLE 4.                                REPRESENTATIONS AND WARRANTIES

4.1.           Organization and Authority of [***].  [***] represents and warrants to ADMA that [***] is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

4.2.           Warranties by [***].  [***] further represents and warrants to ADMA that all Product delivered to ADMA by [***] shall, upon delivery to ADMA’s carrier, (a) be in compliance with all manufacturing procedures, in-process controls, testing, storage, and other conditions as set forth in the Specifications, (b) be manufactured in accordance with cGMP, applicable FDA regulations, and any other applicable laws or regulations, and (c) not be adulterated or misbranded within the meaning of the Act.

4.3.           Compliance with Regulations/Etc.  [***] further represents and warrants to ADMA that (a) the manufacture of the Product shall comply with regulatory requirements and applicable law, rules, and regulations, and that [***] will maintain, all obligations with respect thereto; and (b) [***] will comply with applicable law and that it will keep ADMA fully informed of any development which would affect the Product.

4.4.           Disclaimer by [***].  [***] expressly disclaims (a) any warranty that the Product (i) will be merchantable or (ii) will be fit for any particular purpose and (b) any other warranties with respect to the sale, distribution, or use of Product, express or implied, except as expressly stated in this Agreement.  [***] agrees that product will be manufactured in strict accordance with its Standard Operating Procedures and per US FDA regulations and standards.

4.5.           Organization and Authority of ADMA.  ADMA represents and warrants to [***] that ADMA is a corporation duly organized, validly existing, and in good standing under the laws of the State of New Jersey and has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

4.6.           Compliance with Regulations/Etc.  ADMA further represents and warrants to [***] that (a) the distribution, marketing, and sale of the Product shall comply with regulatory requirements and applicable law, and that ADMA will maintain all obligations with respect thereto; (b) ADMA will comply with applicable law and that it will keep [***] fully informed of any development which would affect [***]’s production of the Product hereunder; (c) in the event ADMA ships Product outside of the United States, ADMA will comply fully with all export administration and control laws and regulations of the United States government as may be applicable to the export, resale or other disposition of any Product purchased from [***]; and (d) Source Plasma and any production processes provided or specified by ADMA will be suitable for the production of the Product.

ARTICLE 5.                                COVENANTS

5.1.           Confidential Information.

(a)           It is recognized by the parties that during the term of this Agreement and the Quality Agreement the parties may exchange Confidential Information (as hereinafter defined).  [***] shall not disclose Confidential Information received from ADMA and shall not use Confidential Information disclosed to it by ADMA for [***]’s benefit (other than in the performance of its obligations hereunder) or for the benefit of any third person; provided, however, that [***] may disclose Confidential Information to a third party in the performance of its obligations hereunder if such third party agrees in writing to be bound by the confidentiality obligations set forth in this Agreement.  ADMA shill not disclose Confidential Information received from [***] and shall not use Confidential Information disclosed to it by [***] for ADMA’s benefit (other than in the performance of its obligations hereunder) or for the benefit of any third person; provided, however, that ADMA may disclose Confidential Information to a third party in the performance of its obligations hereunder if such third party agrees in writing to be bound by the confidentiality obligations set forth in this Agreement.  Each party agrees that Confidential Information provided to the other party shall only be shown to persons who have a need to see it in order for the party to carry out its obligations hereunder.  Upon termination or expiration of this Agreement, each party agrees to return all copies of Confidential Information to the party who provided it.

(b)           For purposes of this Agreement, “Confidential Information” means any information of a sensitive or proprietary nature, including, without limitation, know-how, trade secrets, information, technology, inventions (whether patentable or unpatentable), materials, methods, formulas and formulations, processes, drawings, specifications, designs, test data, concepts, ideas, knowledge, data, marketing plans, business strategies, sales figures, sales forecasts, financial information, prices, costs, and business practices.  The parties also agree to keep in confidence [***].  Confidential Information shall include all information in connection with this Agreement disclosed in writing and identified as being confidential or disclosed orally and reduced to writing within thirty (30) days of oral disclosure and identified as being confidential, or any other information that by its nature or context is clearly confidential or proprietary, whether or not so identified, except any portion thereof which:  (i) is known to the recipient before receipt thereof under this Agreement as documented by written records; (ii) is disclosed in good faith to the recipient after acceptance of this Agreement by a third person lawfully in possession of such information and not under an obligation of non-disclosure; (iii) is or becomes part of the public domain through no fault of the recipient; or (iv) is disclosed by law or regulation or in response to a valid order of a court or other governmental body, but only to the extent of and for the purpose of such law, regulation or order, and only if the recipient first notifies the other party of the required disclosure and permits the other party, at its expense, to seek an appropriate legal remedy to maintain the Confidential Information in secret.

(c)           ADMA understands that during the performance of this Agreement it may come into possession of certain material information about [***] that has not yet been disclosed to the public and agrees to comply with the rules and regulations of the United States Securities and Exchange Commission (“SEC”), including those relating to insider trading, and will not trade in [***] securities while in possession of any such material, non-public information.

5.2.           Trademarks.

(a)           Each party hereby acknowledges that it does not have, and shall not acquire, any interest in any of the other party’s trademarks or trade names unless otherwise expressly agreed in writing by the parties.

(b)           Each party agrees not to use any trade names or trademarks of the other party, except as specifically authorized by the other party in writing both as to the names or marks which may be used and as to the manner and prominence of use.

5.3.           Injunctive Relief.  The parties hereto understand and agree that remedies at law may be inadequate to protect against any breach of any provisions of this Article 5 by either party or its employees, agents, officers or directors or any other person acting in concert with it or on its behalf.  Accordingly, each party shall be entitled to the granting of injunctive relief by a court of competent jurisdiction against any action that constitutes any such breach of this Article 5, without any requirement to post a bond.

5.4.           Survival.  The provisions of this Article 5 shall survive for a period of five (5) years following expiration or termination of this Agreement for any reason.

ARTICLE 6.                                INDEMNIFICATION

6.1.           Indemnification by [***].  [***] agrees to defend, indemnify and hold ADMA, and its and their respective directors, officers, employees, and agents harmless against any and all claims, suits, losses, judgments, liabilities, damages, costs, fees (including but not limited to reasonable attorneys’ fees), and expenses resulting from or arising out of (a) any breach by [***] of this Agreement; (b) violations of any applicable law or regulation by [***]; (c) claims for personal injury, illness, death, or property damage attributable to the manufacture of the Product by [***]; or (d) a Product recall for which [***] is responsible pursuant to Section 2.9; provided, however, that [***] shall have no indemnification obligations with regard to any matter arising out of the breach of this Agreement by ADMA or ADMA’s negligence or willful misconduct.

6.2.           Indemnification by ADMA.  ADMA agrees to defend, indemnify and hold [***] and its and their respective directors, officers, employees, and agents harmless against any and all claims, suits, losses, judgments, liabilities, damages, costs, fees (including but not limited to reasonable attorneys’ fees), and expenses resulting from or arising out of (a) any breach by ADMA of this Agreement; (b) violations of any applicable law or regulation by ADMA; (c) claims for personal injury, illness, death, or property damage attributable to the marketing, sale, or distribution of the Product by ADMA; or (d) a Product recall for which ADMA is responsible pursuant to Section 2.9; provided, however, that ADMA shall have no indemnification obligations with regard to any matter arising out of the breach of this Agreement by [***] or [***]’s negligence or willful misconduct.

6.3.           Procedures.  Any party (the “Indemnitee”) that intends to claim indemnification under this Article 6 shall promptly notify the other party (the “Indemnitor”) of any loss, claim, damage, liability, or action in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall assume the defense thereof with counsel mutually satisfactory to the parties.  The indemnity agreement in this Article 6 shall not apply to amounts paid in settlement of any loss, claim, damage, liability, or action if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably.  The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action shall not relieve the Indemnitor of any liability to the Indemnitee under this Article 6, except to the extent that the Indemnitor is prejudiced by such delay.  The Indemnitee and its employees and agents shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any loss, claim, damage, liability, or action covered by this Article 6.  In the event that the Indemnitee claims indemnity from the indemnitor and the Indemnitor is finally held liable to indemnify the Indemnitee, the Indemnitor shall additionally be liable to pay the reasonable legal costs and attorneys’ fees incurred by the Indemnitee in establishing its claim for indemnity.

6.4.           Insurance.  ADMA and [***] shall each be required to maintain general and product liability insurance in an amount of at least [***]; and each shall provide to the other, upon request, written certification of such coverage.  Before commencing any work hereunder, the parties shall furnish certificates evidencing the insurance required by this Section.

6.5.           Limitation of Liability.  In no event shall either party be liable to the other party for incidental, indirect, special, consequential or punitive damages, including without limitation any claim for damages based upon lost profits or lost business opportunity.

6.6.           Except for the obligations of indemnity as set forth in Section 6.1(c) and 6.2(c) with respect to claims for personal injury, illness or death (but not including property damage) resulting from use of or exposure to a Product supplied hereunder, aggregate damages for which either party shall be liable to the other, [***].

ARTICLE 7.                                TERM AND TERMINATION

7.1.           Term.  Subject to Section 7.2, the term of this Agreement shall be for a period of [***] from the Effective Date, renewable for additional [***] periods.  Each party agrees that it will endeavor, in good faith, to conclude any negotiations relating to such renewals no less than one (1) year before the expiration of this Agreement.

7.2.           Termination.  This Agreement may be terminated by either party (a) by reason of a material breach if the breaching party fails to remedy such breach within ninety (90) days after the non-breaching party has given the breaching party written notice of such breach, (b) upon bankruptcy, insolvency, dissolution, or winding up of the other party, (c) if the other party is unable to fulfill its obligations hereunder for a period of one hundred twenty (120) consecutive days or more by reason of an event described in Section 8.4, or (d) upon two (2) years’ prior written notice to the other party.  For purposes of this Agreement, a material breach under Section 7.2(a) includes observations identified during ADMA’s initial audit of [***]’s facility that would cause the facility to be deemed unsuitable for manufacture of the Product.

ADMA shall be entitled to terminate this Agreement by written notice having immediate effect if ADMA does not receive FDA approval or Health Canada approval for the Product or if it becomes apparent in the sole determination of ADMA that the Product will not be approved and ADMA decides to cancel substantially all further activity toward Product approval.  Notwithstanding anything to the contrary herein, termination or cancellation of this Agreement because of lack of FDA or Health Canada approval or for any reason whatsoever shall not relieve ADMA of the greater of its Firm Purchase Commitment obligations, or the Product Price for one Lot.

7.3.           Survival.  The provisions of Articles 5, 6, and 8 shall survive the expiration or termination of this Agreement for any reason.

7.4.           Effect of Termination, Cancellation or Expiration.  Termination, cancellation or expiration of this Agreement through any means and for any reason shall not relieve the parties of any obligation accruing prior thereto and shall be without prejudice to the rights and remedies of either party with respect to any antecedent breach of any of the provisions of this Agreement.  Upon cancellation, expiration or termination of this Agreement pursuant to Section 7.2(d), [***] shall supply and ADMA shall purchase the quantity of Lots of Product previously ordered by ADMA pursuant to written purchase orders, initial term in accordance with the terms of this Agreement, but thereafter neither party shall be obligated to the other party to supply or purchase any additional quantities of Product hereunder.

ARTICLE 8.                                GENERAL PROVISIONS

8.1.           Facility Modifications.  ADMA shall reimburse [***] for any material costs incurred as a result of viral inactivation, process, or facility modifications resulting from mandatory changes in industry standards, FDA regulatory requirements and/or cGMP.  The amount that ADMA shall pay to [***] under this Section 8.1 will be based on whether the mandatory modifications are applicable to products manufactured in the [***] facility other than the Product, to the Facility in general, or to the Product only.  If the modifications relate to all products manufactured in the [***] facility or to the Facility in general, ADMA’s costs will be calculated in proportion to the ratio of the volumes of material processed by [***] on behalf of ADMA to the total volume of materials processed in the [***] facility in the previous twelve (12) calendar months prior to implementation of the modifications.  For purposes of calculating costs, expenditures that relate to capital improvements which are reasonably expected to be capitalized according to GAAP shall be depreciated and/or amortized over their estimated lives.  The annual depreciation and/or amortization charges shall be used to calculate the cost of these expenditures in each year.  If the mandatory modifications are for the Product only, and ADMA agrees to such modifications, ADMA will bear the total cost in the year the costs are incurred by [***].  If the mandatory modifications do not relate to the Product at all, ADMA shall bear no cost for such modifications

ADMA may, from time to time, request [***] to make other changes in the [***] processes or to the Product Specifications, etc., including additional testing, which are not the result of changes in industry or regulatory standards.  ADMA must submit requests for such changes in writing to [***].  [***] shall not unreasonably withhold its consent to any such changes.  Any such ADMA requested change(s) which result in increased costs to [***] shall be reflected in adjusted pricing, to be mutually agreed upon in good faith.

8.2.           By-Products.— [***].  The parties acknowledge that further processing of the protein fractions is required to make the By-Products suitable for further use.  The parties acknowledge that ADMA has paid to fractionate this plasma, and the parties acknowledge that [***] may incur higher than expected manufacturing costs associated with this additional processing.  The parties agree to negotiate [***].  ADMA shall have the exclusive right to sell the By-Products on behalf of both [***] and ADMA.  If ADMA is desirous and [***] agrees, ADMA may, at its sole option [***].

8.3.           Yield Improvements.  ADMA acknowledges that [***], through its own development efforts, may identify changes to the manufacturing process that result in improvements of the Product yield.  If ADMA desires to take advantage of such yield improvements, the parties agree to renegotiate in good faith the terms for the Product Price.

8.4.           Force Majeure.  Neither party shall be held liable or responsible to the other party or be deemed to have defaulted under or be in breach of this Agreement for any delay or failure to perform any obligation under this Agreement (other than a failure to pay money) when such delay or failure to perform is caused by or results from causes beyond the reasonable control of the affected party, including, without limitation, fire, flood, embargo, war, act of war (whether war is declared or not), insurrection, riot, civil commotion, strike, lockout or other labor disturbance, act of God, omission or delay in acting by any governmental authority or the other party; provided, however, that the affected party shall provide the other party with prompt written notice of any such delay or failure to perform and shall use commercially reasonable efforts to cure any such delay or failure to perform at the earliest practicable date.

8.5.           Notices.  All notices, requests, consents and other communications hereunder shall be in writing, addressed to the receiving party’s address set forth below or to such other address as a party may designate by notice hereunder, and either (a) delivered by hand, (b) made by facsimile transmission, (c) sent by recognized overnight courier, or (d) sent by registered or certified mail, return receipt requested, postage prepaid.

(Remainder of this page intentionally left blank.)

If to [***]

[***]
[***]
[***]
[***]
[***]
[***]
[***]

with a copy to

[***]
[***]
[***]
[***]
[***]

If to ADMA:

Adam Grossman
V.P.  Marketing and Business Development
ADMA Biologics Inc.
65 Commerce Way
Hackensack, New Jersey  070601
Fax – 201-488-3968

with a copy to:

General Counsel
ADMA Biologics
65 Commerce Way
Hackensack, NJ  07601

All notices, requests, consents and other communications hereunder shall be deemed to have been properly given (a) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (b) if made by facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (c) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (d) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

8.6.           Entire Agreement.  This Agreement constitutes the entire agreement between [***] and ADMA with respect to the subject matter hereof.  This Agreement supersedes any prior agreements or understandings between [***] and ADMA, whether written or oral, with respect to the subject matter hereof.

8.7.           Waiver Amendment.  No waiver of any breach of any provision of this Agreement shall constitute a waiver of any other breach of that or any other provision hereof.  No supplement or modification of or amendment to this Agreement shall be binding unless agreed to and executed in writing by [***] and ADMA.

8.8.           Governing Law.  This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the internal laws of the State of Delaware, without giving effect to the conflict of law principles thereof.

8.9.           Severability.  In the event that any court of competent jurisdiction shall finally determine that any provision, or any portion thereof, contained in this Agreement shall be void or enforceable in any respect, then such provision shall be deemed limited to the extent that such court determines it enforceable, and as so limited shall remain in full force and effect.  In the event that such court shall determine any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement nevertheless shall remain in full force and effect.

8.10.           No Public Announcement.  Neither [***], nor ADMA shall, without the approval of the other, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that any such party shall be so obligated by law, in which case the other party shall be advised and the parties shall use their best efforts to cause a mutually agreeable release or announcement to be issued; provided, however, that the foregoing shall not preclude communications or disclosures necessary to implement the provisions of this Agreement or to comply with the accounting and disclosure obligations of the Securities and Exchange Commission or the rules of any stock exchange or Nasdaq.

8.11.           Expenses; Taxes.  Except as otherwise provided herein, each party hereto will pay all costs and expenses incident to its negotiation and preparation of this Agreement and to the performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including the fees, expenses and disbursements of its counsel and accounting firm.

8.12.           Descriptive Headings.  The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

8.13.           Counterparts.  This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.14.           Parties in Interest; Assignment.  This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.  Neither party may assign this Agreement or any of its rights and obligations hereunder without the other party’s prior written consent, which may not be unreasonably withheld or delayed, except as hereinafter provided.  With notice to the other party, either party may, without the other party’s consent, assign this Agreement to its Affiliate.  No such assignment shall relieve the assignor of its obligations and liabilities under this Agreement, all of which shall remain direct and primary in any event.

8.15.           Relationship of the Parties.  The relationship of the parties under this Agreement is that of independent contractors.  Except as expressly provided in this Agreement, neither party shall hold itself out as an agent, legal representative, joint venturer, or partner of the other party for any purpose whatsoever.  Neither party is authorized to make any contract, warranty, or representation by or on behalf of the other party.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

[***]

By:  [***]
Name:  [***]
Title:  [***]
[***]

ADMA BIOLOGICS INC.

By:  /s/ Jerrold B. Grossman
Name:  Jerrold B. Grossman, Ph.D.
Title:  President

EXHIBIT A:  SPECIFICATIONS

To be agreed upon by the parties prior to manufacture of the first conformance Lot.

1546894.1

[***]